Fixed Income Investor Presentation First Quarter 2021 May 4, 2021 SANTANDER HOLDINGS USA, INC.

2 DISCLAIMER DISCLAIMER This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles (“GAAP”) and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA’s subsidiaries include Banco Santander International (“BSI”), Santander Investment Securities, Inc. (“SIS”), Santander Securities LLC (“SSLLC”), Santander Financial Services, Inc. (“SFS”), and Santander Asset Management, LLC, as well as several other subsidiaries. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by forward-looking statements are: (1) the adverse impact of a novel strain of coronavirus (“COVID-19”) on our business, financial condition, liquidity and results of operations; (2) the effects of regulation, actions and/or policies of the Federal Reserve, the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau, and other changes in monetary and fiscal policies and regulations, including policies that affect market interest rates and money supply, actions related to COVID- 19 as well as in the impact of changes in and interpretations of GAAP, including adoption of the Financial Accounting Standards Board’s current expected credit losses credit reserving framework, the failure to adhere to which could subject SHUSA and/or its subsidiaries to formal or informal regulatory compliance and enforcement actions and result in fines, penalties, restitution and other costs and expenses, changes in our business practices, and reputational harm; (3) SHUSA’s ability to manage credit risk may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower of collateral; (4) adverse economic conditions in the United States and worldwide, including the extent of recessionary conditions in the U.S. related to COVID-19 and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and provisions for credit losses; (5) acts of God, including pandemics and other significant public health emergencies, and other natural or man-made disasters and SHUSA’s ability to deal with disruptions caused by such acts, emergencies, and disasters; (6) inflation, interest rate, market and monetary fluctuations, including effects from the pending discontinuation of the London Interbank Offered Rate as an interest rate benchmark, may, among other things, reduce net interest margins, and impact funding sources and the ability to originate and distribute financial products in the primary and secondary markets; (7) the pursuit of protectionist trade or other related policies, including tariffs by the U.S., its global trading partners, and/or other countries, and/or trade disputes generally; (8) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.-based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets, including economic instability and recessionary conditions in Europe and negative economic effects related to the exit of the United Kingdom from the European Union; (9) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (10) risks SHUSA faces implementing its growth strategy, including SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (11) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its subsidiaries’ ability to pay dividends to it; (12) reduction in SHUSA’s access to funding or increases in the cost of its funding, such as in connection with changes in credit ratings assigned to SHUSA or its subsidiaries, or a significant reduction in customer deposits; (13) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (14) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the success of our marketing efforts to customers, and the potential for new products and services to impose additional unexpected costs, losses or other liabilities not anticipated at their initiation, and expose SHUSA to increased operational risk; (15) competitors of SHUSA may have greater financial resources or lower costs, or be subject to different regulatory requirements than SHUSA, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA and cause SHUSA to lose business or market share and impact our net income adversely; (16) Santander Consumer USA Inc.’s (“SC’s”) agreement with FCA US LLC (“Stellantis”) may not result in currently anticipated levels of growth and is subject to certain conditions that could result in termination of the agreement; (17) changes in customer spending, investment or savings behavior; (18) the ability of SHUSA and its third-party vendors to convert, maintain and upgrade, as necessary, SHUSA’s data processing and other information technology (“IT”) infrastructure on a timely and acceptable basis, within projected cost estimates and without significant disruption to our business; (19) SHUSA’s ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models and software SHUSA uses to manage its business, including as a result of cyber-attacks, technological failure, human error, fraud or malice, and the possibility that SHUSA’s controls will prove insufficient, fail or be circumvented; (20) changing federal, state, and local laws and regulations that could materially adversely affect our business, including changes to tax laws and regulations and the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (21) the costs and effects of regulatory or judicial actions or proceedings, including possible business restrictions resulting from such actions or proceedings; and (22) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm; and (23) acts of terrorism or domestic or foreign military conflicts; and (24) the other factors that are described in Part I, Item IA – Risk Factors of SHUSA’s 2020 Annual Report on Form 10-K. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom.

3 Europe: 31% USA: 23%Mexico & Other: 6% South America : 29% Digital Consumer Bank: 11% Europe: 61% USA: 10% Mexico: 3% South America : 13% Digital Consumer Bank: 13% SANTANDER GROUP The United States is a core market for Santander, contributing 23% to Q1 2021 underlying attributable profit, up from 11% in Q1 2020. 1 2 Loans and advances to customers excluding reverse repos As a % of operating areas. Excluding corporate center and Santander global platform * Figures in IFRS Q1 2021 Loans & Advances to Customers1 Contribution to Q1 2021 underlying attributable profit2 Santander (SAN SM, STD US) is a leading retail and commercial bank headquartered in Spain. It has a meaningful presence in 10 core markets in Europe and the Americas. €2.1B* Underlying Attributable Profit €924B* Total Gross Loans

SANTANDER HOLDINGS USA, INC.

SHUSA is the intermediate holding company ("IHC") for Santander US entities, SEC registered and issues under the ticker symbol "SANUSA"

SHUSA Highlights

- 8 major locations
- $147B in assets
- 15,700 employees
- ~5M customers



SBNA
SIS
SC
BSI
SC operates in all 50 states
Company location

Santander

SHUSA[1]
100% Ownership

SBNA – Retail Bank 100% Ownership	SC – Auto Finance ~80% Ownership*	BSI – Private Banking 100% Ownership	SIS – Broker Dealer 100% Ownership
$89B Assets	$47B Assets	$7B Assets	$3B Assets

SBNA – Retail Bank

Products include:
- Commercial and **industrial ("C&I")**
- Multi-family
- Residential mortgage
- Auto and dealer floorplan financing

SC – Auto Finance

- Preferred auto finance provider to Stellantis
- Leading auto loan & lease originator & servicer
- #1 retail auto asset-**backed securities ("ABS")** issuer in 2020 in US
- Listed under the ticker symbol "SC" on the NYSE

BSI – Private Banking

- Private wealth management for HNW and UHNW clients

SIS – Broker Dealer

Investment banking services include:
- Global markets
- Global transaction banking
- Global debt financing
- Corporate finance

* As of March 31, 2020

1 Includes Santander Securities LLC (SSLLC), which offers personal investment & financial planning services to clients ($100MM Assets)

4

Santander

5 C&I* and Other Commercial, 21% Investments, 19% Cash, 12% Auto Loans , 11% Multi-family, 9% CRE, 8% Residential, 7% Other Assets, 6% Home Equity, 4% Goodwill, 2% Other Loans, 1% SANTANDER BANK SBNA is a regional Northeast retail and commercial bank with a stable deposit base $89B Assets ► Continue leveraging the capabilities of the auto finance business and interconnectivity of Corporate and Investment Banking (“CIB”) and Wealth Management businesses ► Execute digital and branch transformation initiatives to improve customer experience and the profitability of the consumer banking business ► Adapt business strategy to mitigate revenue impact from lower rates ► Manage costs to improve efficiency and complete legacy regulatory remediation programs SBNA Highlights 560 branches ~2 million customers~9,200 employees 2,200 ATMs * Commercial and Industrial (“C&I”)

6 Digital Auto SANTANDER CONSUMER USA SC Highlights 5,000 employees ~3M customers 1.1M loans/leases9 servicing centers SC is a large and established nationwide auto finance provider across the full credit spectrum with demonstrated success through credit cycles Indirect Auto and OEM* Relationships ► $64 billion in average managed assets (includes loans, leases and assets serviced for others) ► Preferred auto finance provider for Stellantis providing loans, leases, dealer floorplan ► Leading retail auto ABS issuer in 2020; listed under the ticker symbol "SC" on the NYSE * Original equipment manufacturer

Q1 2021 HIGHLIGHTS

Regulatory

- The Federal Reserve Bank of Boston terminated its 2017 Written Agreement with SHUSA & SC
- The OCC upgraded SBNA's Community Reinvestment Act ("CRA") rating to "Outstanding"

Deposits & Originations

- Deposits of $74B, up 6% YoY
- Record Q1 auto originations of $8.6B ($2B in loans through SBNA); 36% penetration rate with Stellantis

Profitability

- Net Attributable Income of $748M, driven by better credit performance and lower losses
- PPNR[1] of $1.3B, up 22% YoY driven by lower interest expense, increased fees via capital markets and wealth management, strong lease residual performance and disciplined expense management

Balance Sheet & Liquidity

- Sold $1.3B nonprime, unsecured personal loan portfolio and $2.4B in off-balance sheet prime auto loans
- Sold $160M of commercial/consumer loans associated with SFS[2]
- BSI announced a transaction to acquire up to $4.3BN in client assets and liabilities from global wealth management company, Credit Agricole

Credit Performance

- Solid credit performance driven by strong auto/recovery performance and government stimulus
- SBNA Q1 net charge-off ratio of 0.3%, down 32 bps YoY
- SC Q1 net charge-off ratio of 3.0%, down 470 bps YoY and 69.1% recovery rate

Reserves & Capital

- Allowance ratio of 8.0%, stable versus YE 2020
- Common Equity Tier 1 ("CET1") ratio of 17.0%, up 110bps versus YE 2020
- $3.5BN of ABS across two transactions, both achieved lowest cost of funds/largest deal size in platform history

1 Pre-Provision Net Revenue
2 Subsequent to Q1, Santander Financial Services ("SFS") acquired all non-performing loans and repossessed assets from sale of SBC

7

Santander

8 ALLOWANCE FOR CREDIT LOSSES (“ACL”) Allowance Ratios (Dollars in Millions) March 31, 2021 (Unaudited) December 31, 2020 (Audited) March 31, 2020 (Unaudited) Total loans held for investment (“LHFI”) $91,059 $92,133 $93,006 Total ACL1 $7,285 $7,485 $6,794 Total Allowance Ratio 8.0% 8.1% 7.3% Under the Federal Reserve’s December 2020 stress test (Severely Adverse Scenario): ►Q1 2021 ending ACL represents ~81% of stress test losses ►SHUSA’s stressed capital ratio of 14.4% ranked in the top quartile among participating banks ►PPNR of $7.2 billion (4.7% of average assets) ranked in the top quartile among participating banks 1 Includes ACL for unfunded commitments Strong credit performance, including lower gross and net charge-offs and improving macroeconomic conditions led to lower reserves QoQ, allowance ratio stable

9 $(157) $417 $(127) $(1,873) $733 $386 $748 1Q20 2Q20 3Q20 4Q20 1Q21 $1,586 $1,539 $1,621 $1,613 $1,619 1Q20 2Q20 3Q20 4Q20 1Q21 $(1,105) $1,030 $743 $1,228 $949 $1,256 1Q20 2Q20 3Q20 4Q20 1Q21 $(156) $(234) $1,180 $(2,082) $822 $650 1Q20 2Q20 3Q20 4Q20 1Q21 SHUSA QUARTERLY PROFITABILITY NET INTEREST INCOME ($M) PRE-TAX INCOME ($M) NET INCOME ATTRIBUTABLE TO SHUSA1,2 ($M) PRE-PROVISION NET REVENUE ($M) 1 Net income includes noncontrolling interest (“NCI”). 2 * See Appendix for the consolidating income statement. See Appendix for further details Q1 results driven by strong PPNR, better credit performance and disciplined expense management Non-GAAP measure*, Q2 excludes goodwill impairment and Q3 excludes tax consolidation benefit from increased SC ownership and Santander BanCorp (“SBC”) sale gains

10 0.0% -0.7% -1.1% -1.1% -1.7% 1.5% 1.9% 1.9% 3.2% 3.4% 1Q20 2Q20 3Q20 4Q20 1Q215.3% 4.9% 5.3% 5.3% 5.3% 9.2% 8.4% 9.9% 10.3% 10.7% 2.7% 2.5% 2.6% 2.6% 2.5% 1Q20 2Q20 3Q20 4Q20 1Q21 NET INTEREST MARGIN & INTEREST RATE RISK SENSITIVITY Stable NIM as deposit pricing initiatives and hedges offset impact of lower loan yields and volumes SC SHUSA SBNA NET INTEREST MARGIN Down 100bps Up 100bps INTEREST RATE RISK SENSITIVITY (Change in annual net interest income for parallel rate movements)

11 Money market, 22% Secured structured financings, 18% Equity, 15% Noninterest- bearing demand, 14% Other borrowings, 10% Interest-bearing demand , 8% Savings, 4% Other Liabilities, 4% CDs, 2% Credit facilities, 2% FHLB borrowings, 1% Auto Loans, 27% C&I, 16% Investments, 13% Auto Leases , 11% Cash, 8% Residential & Home Equity, 6% Multi-family, 5% CRE, 4% Other Assets, 4% Goodwill and Other Intangibles, 3% Other Consumer Loans, 2% BALANCE SHEET OVERVIEW 1 Includes restricted cash and loans held-for-sale 2 Operating lease 3 Federal Home Loan Bank (“FHLB”) 4 Certificates of Deposit (“CDs”) * See Appendix for the consolidated balance sheet $147B Assets $125B Liabilities $22B Equity 2 1 3 4

12 28 31 31 33 34 17 19 18 22 20 11 12 10 11 126 6 5 5 58 6 5 4 4 $70 $74 $69 $75 $74 1Q20 2Q20 3Q20 4Q20 1Q21 Money Market NIB Deposits IB Deposits Savings CDs 53 55 51 53 55 53 50 48 46 43 17 19 18 22 20 22 20 21 21 22 7 8 8 7 7 $152 $152 $146 $149 $147 1Q20 2Q20 3Q20 4Q20 1Q21 IB Deposits Borrowed Funds NIB Deposits Equity Other Liabilities 37 37 41 41 41 24 25 24 24 24 17 16 16 16 16 17 16 16 16 16 13 12 11 11 10 3 7 2 3 2 $111 $113 $110 $111 $109 1Q20 2Q20 3Q20 4Q20 1Q21 Auto C&I Leases CRE Res. Mtg Other 94 97 94 94 92 18 19 18 18 19 17 16 16 16 16 12 11 9 13 11 11 9 9 8 9 $152 $152 $146 149 147 1Q20 2Q20 3Q20 4Q20 1Q21 Gross Loans Investments Leases Short-Term Funds Other Assets LOANS1 & LEASES ($B) LIABILITIES & EQUITY ($B)ASSETS ($B) DEPOSITS ($B) Deposits of $74B, up 6% YoY; loans slightly up YoY excluding the sale of SBC BALANCE SHEET TRENDS * ** Non-interest bearing deposits Interest bearing deposits * **

13 1Q21 4Q20 1Q20 QoQ (%) YoY (%) Senior Unsecured Debt 10.5 10.9 9.4 (3.0) 11.6 FHLB Advances 0.9 1.2 9.0 (24.9) (90.4) Third-Party Secured Funding 2.3 4.2 6.5 (43.5) (64.0) Amortizing Notes 5.7 7.2 9.9 (21.7) (42.7) Public Securitizations 20.0 18.9 18.2 5.7 10.3 SC - BSSA 4.0 4.0 0.0 Flat NA Total SHUSA Funding 43.4 46.4 53.0 (6.3) (18.0) 34.6 31.5 30.1 30.3 28.0 9.4 11.0 10.9 10.9 10.5 9.0 5.4 3.1 1.2 0.9 2.0 4.0 4.0 4.0 $53.0 $49.9 $48.1 $46.4 $43.4 1Q20 2Q20 3Q20 4Q20 1Q21 SC Holdco SBNA SC - BSSA BORROWED FUNDS PROFILE Total Funding ($ in Billions) Total funding of $43.4 in Q1, down 18% YoY ►Reduction in FHLB advances driven by significant deposit growth ►Third-party secured funding reduction facilitated by increase in off-balance sheet securitizations

14 SHUSA DEBT & TOTAL LOSS-ABSORBING CAPACITY Total Loss-Absorbing Capacity (“TLAC”) As of Q1 2021, SHUSA met the Federal Reserve’s TLAC and long-term debt (“LTD”) requirements1, with 24.4% TLAC, 7.4% eligible LTD1 and a CET1 ratio2 of 17.0%. 1 SHUSA’s requirement is 20.5% for TLAC and 6.0% for LTD as a percentage of risk-weighted assets 2 Senior debt issuance, unless otherwise noted * 3 Month Libor (“3ML”) Debt Maturity Schedule2 ($ In Billions) $0.4 3ML*+100bps $1.2 3ML+110bps $0.7 3.70% $0.4 3.50% $1.1 4.50% $0.5 4.45% $1.0 3.40% $1.0 3.50% $1.0 3.45% $0.9 3.224% $1.0 4.40% $0.5 5.827% $0.8 2.875% $0.5 $1.1 $3.1 $1.8 $2.1 $0.9 $1.0 2021 2022 2023 2024 2025 2026 2027 Private placement Public issuance Internal TLAC

15 12.6% 12.5% 13.2% 13.8% 14.2% 1Q20 2Q20 3Q20 4Q20 1Q21 15.3% 15.7% 16.9% 17.4% 18.6% 1Q20 2Q20 3Q20 4Q20 1Q21 16.7% 17.1% 18.3% 18.8% 20.0% 1Q20 2Q20 3Q20 4Q20 1Q21 14.3% 14.3% 15.4% 15.9% 17.0% 1Q20 2Q20 3Q20 4Q20 1Q21 CAPITAL RATIOS CET1 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO TIER 1 LEVERAGE RATIO CET1 increase driven by improved credit performance, strong net income and asset sales

16 0.67% 0.78% 0.75% 0.89% 0.96% 1Q20 2Q20 3Q20 4Q20 1Q21 SBNA ASSET QUALITY Strong credit performance in Q1 due to substantial drop in net charge-offs and improved macroeconomic outlook. ALLL* coverage ratio remains relatively stable. ANNUALIZED NET CHARGE-OFF RATIO ALLL TO TOTAL LOANS RESERVE COVERAGE (ALLL/NPL) NONPERFORMING LOAN (“NPL”) RATIO * Allowance for loan and lease losses (“ALLL”) 0.57% 0.45% 0.33% 0.48% 0.25% 1Q20 2Q20 3Q20 4Q20 1Q21 1.80% 2.19% 2.25% 2.22% 2.09% 1Q20 2Q20 3Q20 4Q20 1Q21 270.1% 281.8% 300.6% 248.8% 219.1% 1Q20 2Q20 3Q20 4Q20 1Q21

17 SC AUTO ORIGINATIONS 1 Approximate FICOs 2 Includes nominal capital lease originations 3 4 Includes SBNA originations Asset sales and SBNA originations remain off SC’s balance sheet in the serviced-for-others portfolio Record Q1 auto originations of $8.6 billion, up 24% YoY Penetration rate of 36% with Stellantis, down 270bps due to lower exclusive incentives YoY Three Months-Ended Originations ($ in Millions) Q1 2021 Q4 2020 Q1 2020 QoQ YoY Total Core Retail Auto 2,797$ 2,482$ 2,306$ 13% 21% Chrysler Capital Loans (<640) 1 1,317 1,141 1,190 15% 11% Chrysler Capital Loans (≥640) 1 2,343 1,863 1,432 26% 64% Total Chrysler Capital Retail 3,660 3,005 2,622 22% 40% Total Leases 2 2,157 1,960 2,024 10% 7% Total Auto Originations 3 8,614$ 7,446$ 6,951$ 16% 24% SBNA Originations 4 1,977$ 1,531$ 1,081$ 29% 83% % Variance

18 * Retail installment contracts (“RICs”), held-for-investment (“HFI”) 1 Recovery Rate – Includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 2 Net charge-off rates on RICs, loans held-for-investment (“LHFI”) SC DELINQUENCY AND LOSS 7.7% 6.0% 0.6% 3.5% 3.0% 1Q 2020 2Q 2020 Q3 2020 Q4 2020 1Q 2021 50.1% 45.7% 91.4% 64.2% 69.1% 15.5% 11.1% 6.8% 9.9% 9.7% 4.6% 2.4% 2.4% 3.1% 2.2% 8.3% 4.3% 5.0% 6.0% 4.4% SC Recovery Rates1 (% of Gross Loss) Net Charge-off Rates2 Delinquency Ratios: 30-59 Days Delinquent, RICs, HFI * Delinquency Ratios: >59 Days Delinquent, RICs, HFI* Gross Charge-off Rates Late stage delinquencies decreased 240 bps YoY Gross charge-off rate decreased 580 bps YoY SC’s Q1 recovery rate of 69% remains elevated due to low gross losses and continued strength in wholesale auction prices Net charge-off rate decreased 470 bps YoY Early stage delinquencies decreased 390 bps YoY Delinquencies and charge-offs remain low due to disciplined underwriting, government stimulus and strong used vehicle prices

19 Santander1 A2 SHUSA Baa3 SBNA2 Baa1 Santander1 A SHUSA BBB+ SBNA A- RATING AGENCIES Negative outlook (June 30, 2020) SHUSA and SBNA ratings impacted by the overall ratings of Santander SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A SHUSA BBB+ SBNA BBB+ Stable outlook (April 22, 2020) Negative outlook (July 10, 2020) 1 2 Senior preferred rating SBNA long-term issuer rating

APPENDIX

21 CONSOLIDATING INCOME STATEMENT 1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation. 2 3 The entities acquired in the formation of the IHC are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality. SHUSA net income includes NCI. For the three-month period ended March 31, 2021 ($ in Millions) SBNA SC Other (1) IHC Entities (2) SHUSA Interest income 532$ 1,361$ 6$ 26$ 1,925$ Interest expense (32) (254) (18) (2) (306) Net interest income 500$ 1,107$ (12)$ 24$ 1,619$ Fees & other income/(expense) 135 906 (19)$ 153 1,175 Other non-interest income 10 - - - 10 Net revenue/(loss) 645$ 2,013$ (31)$ 177$ 2,804$ General, administrative and other expenses (511) (901) (33) (103) (1,548) Provision for credit losses 60 (136) - - (76) Income/(loss) before taxes 194$ 976$ (64)$ 74$ 1,180$ Income tax (expense)/benefit (37) (234) - (16) (287) Net income/(loss) 157 742 (64) 58 893 Less: Net income attributable to NCI (3) - 145 - - 145 Net income attributable to SHUSA 157 597 (64) 58 748

CONSOLIDATING BALANCE SHEET

($ in Millions, unaudited)										
					March 31, 2021					
Assets		SBNA		SC		Other[1]		IHC Entities[2]		SHUSA
Cash and cash equivalents	$	10,366	$	416	$	(374)	$	1,059	$	11,467
Investments available-for-sale at fair value		11,215		96		-		155		11,466
Investments held-to-maturity		4,981		129		-		672		5,782
Other investment securities[3]		772		4		1		1,001		1,778
LHFI		54,629		32,090		(36)		4,376		91,059
Less ALLL		(1,153)		(6,005)		-		(2)		(7,160)
Total Loans HFI, net	$	53,476	$	26,085	$	(36)	$	4,374	$	83,899
Goodwill		1,554		74		968		-		2,596
Other assets		6,545		20,430	$	(710)		3,337		29,602
Total assets	$	88,909	$	47,234	$	(151)	$	10,598	$	146,590
Liabilities and Stockholder's Equity										
Deposits	$	73,304	$	-	$	(4,224)	$	5,369	$	74,449
Borrowings and other debt obligations		1,263		38,542		3,634		7		43,446
Other liabilities		2,454		2,460		(1,104)		2,944		6,754
Total liabilities	$	77,021	$	41,002	$	(1,694)	$	8,320	$	124,649
Stockholder's equity, including NCI		11,888		6,232		1,543		2,278		21,941
Total liabilities and stockholder's equity	$	88,909	$	47,234	$	(151)	$	10,598	$	146,590

1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation.
2 The entities acquired in the formation of the IHC are presented within "other" in SHUSA's financial statement segment presentation due to immateriality.
3 Other investment securities include trading securities.

22

Santander

23 SHUSA: QUARTERLY TRENDED STATEMENT OF OPERATIONS ($ in Millions) 1Q20 2Q20 3Q20 4Q20 1Q21 Interest income 2,110$ 1,968$ 1,991$ 1,951$ 1,925$ Interest expense (524) (429) (370) (338) (306) NII 1,586$ 1,539$ 1,621$ 1,613$ 1,619$ Fees & other income 1,018 764 1,175 962 1,175 Other NII 9 23 - - 10 Net revenue 2,613$ 2,326$ 2,796$ 2,575$ 2,804$ General, administrative, and other expenses (1,583) (3,431) (1,568) (1,626) (1,548) Provision for credit losses (1,186) (977) (406) (299) (76) Income before taxes (156)$ (2,082)$ 822$ 650$ 1,180$ Income tax (expense)/benefit 33 186 53 (162) (287) Net income (123) (1,896) 875 488 893 Less: Net income attributable to NCI 4 (23) 102 102 145 Net income attributable to SHUSA (127) (1,873) 773 386 748 1Q20 2Q20 3Q20 4Q20 1Q21 NIM 5.3% 4.9% 5.3% 5.3% 5.3%

24 SHUSA: NON-GAAP RECONCILIATIONS ($ in Millions) 1Q20 2Q20 3Q20 4Q20 1Q21 SHUSA pre-tax pre-provision income Pre-tax income, as reported (156)$ (2,082)$ 822$ 650$ 1,180$ Provision for credit losses 1,186 977 406 299 76 Pre-tax pre-provision Income 1,030$ (1,105) 1,228 949 1,256 CET 1 to risk-weighted assets CET 1 capital 17,113$ 17,173$ 17,921$ 18,368$ 19,020$ Risk-weighted assets 120,055 119,862 116,060 115,206 111,868 Ratio 14.3% 14.3% 15.4% 15.9% 17.0% Tier 1 leverage Tier 1 capital 18,311$ 18,825$ 19,570$ 20,048$ 20,809$ Avg total assets, leverage capital purposes 144,758 151,148 148,387 145,623 146,589 Ratio 12.6% 12.5% 13.2% 13.8% 14.2% Tier 1 risk-based Tier 1 capital 18,311$ 18,825$ 19,570$ 20,048$ 20,809$ Risk-weighted assets 120,055 119,862 116,060 115,206 111,868 Ratio 15.3% 15.7% 16.9% 17.4% 18.6% Total risk-based Risk-based capital 20,007$ 20,502$ 21,190$ 21,659$ 22,370$ Risk-weighted assets 120,055 119,862 116,060 115,206 111,868 Ratio 16.7% 17.1% 18.3% 18.8% 20.0%

25 $134 $(1,687) $149 $86 $134 1Q20 2Q20 3Q20 4Q20 1Q21 $508 $502 $515 506 500 2.72% 2.54% 2.65% 2.58% 2.51% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $100 $200 $300 $400 $500 $600 1Q20 2Q20 3Q20 4Q20 1Q21 $(121) $(1,953) $81 $40 $194 1Q20 2Q20 3Q20 4Q20 1Q21 $(79) $(1,755) $48 $14 $157 1Q20 2Q20 3Q20 4Q20 1Q21 SBNA: QUARTERLY PROFITABILITY NET INTEREST INCOME ($M) PRE-TAX INCOME ($M)1 NET INCOME/(LOSS) ($M)1 PRE-TAX PRE-PROVISION INCOME ($M)1 1 Includes non-recurring goodwill impairment in Q2 2020

26 SBNA: QUARTERLY TRENDED STATEMENT OF OPERATIONS ($ in Millions) 1Q20 2Q20 3Q20 4Q20 1Q21 Interest income 665$ 591$ 572$ 549$ 532$ Interest expense (157) (89) (57) (43) (32) Net interest income 508$ 502$ 515$ 506$ 500$ Fees & other income 135 132 151 145 135 Other non-interest income 11 22 - - 10 Net revenue 654$ 656$ 666$ 651$ 645$ General, administrative & other expenses (520) (2,343) (517) (565) (511) Release of/(provision for) credit losses (255) (266) (68) (46) 60 Income before taxes (121)$ (1,953)$ 81$ 40$ 194$ Income tax expense 42 198 (33) (26) (37) Net income/(loss) (79)$ (1,755)$ 48$ 14$ 157$ 1Q20 2Q20 3Q20 4Q20 1Q21 Net interest margin before provision 2.7% 2.5% 2.7% 2.6% 2.5%

27 SBNA: QUARTERLY AVERAGE BALANCE SHEET Average Yield/ Average Yield/ Average Yield/ Average Yield/ ($ in Millions) Balance Rate Balance Rate Balance Rate Balance Rate Assets Deposits and investments 24,937$ 0.86% 23,621$ 1.02% 1,316$ (0.16%) 19,703$ 2.05% Loans 54,811 3.49% 54,913 3.56% (102) (0.07%) 55,011 4.10% Allowance for loan losses (1,205) --- (1,239) --- 34 --- (886) --- Other assets 8,755 --- 8,939 --- (184)$ --- 10,311 --- Total assets 87,298$ 2.44% 86,234$ 2.55% 1,064$ (0.11%) 84,139$ 3.16% Liabilities and stockholder's equity IB demand deposits 11,049$ 0.05% 10,245$ 0.06% 804$ (0) 8,817$ 0.48% NIB demand deposits 17,669 --- 17,405 --- 264 --- 12,206 --- Savings 4,989 0.04% 4,685 0.04% 304 0.00% 3,777 0.07% Money market 34,665 0.21% 33,842 0.29% 823 (0.08%) 28,648 1.02% Certificates of deposit 3,341 1.17% 3,863 1.40% (522) (0.23%) 7,723 1.74% Borrowed funds 1,109 0.63% 1,466 0.64% (357) (0.01%) 6,910 2.26% Other liabilities 2,473 --- 2,705 --- (232) --- 2,385 --- Equity 12,003 --- 12,023 --- (20)$ --- 13,673 --- Total liabilities and stockholder's equity 87,298$ 0.15% 86,234$ 0.20% 1,064$ (0.05%) 84,139$ 0.74% NIM 2.51% 2.58% (0.07%) 2.72% 1Q21 4Q20 QoQ Change 1Q20

28 $50.7 $56.7 $59.4 $62.0 $64.5 0.64% 0.28% 0.22% 0.17% 0.12% -0.70% -0.20% 0.30% 0.80% 1.30% 1.80% - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 1Q20 2Q20 3Q20 4Q20 1Q21 Non-Maturity Deposit Balances Avg. Interest Cost $58.4 $62.6 $64.4 $65.9 $67.8 0.78% 0.40% 0.31% 0.24% 0.17% -0.30% 0.20% 0.70% 1.20% 1.70% - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 1Q20 2Q20 3Q20 4Q20 1Q21 Total Deposits Avg. Interest Cost SBNA: FUNDING – DEPOSITS 1 2 Represents average quarterly balances. SBNA total deposits less the SHUSA cash deposit held at SBNA. AVERAGE NON-MATURITY DEPOSIT BALANCES1,2 ($B) AVERAGE TOTAL DEPOSIT BALANCE1,2 ($B)

29 4.41% 5.02% 5.16% 6.00% 6.79% 1Q20 2Q20 3Q20 4Q20 1Q21 370 443 414 493 526 1Q20 2Q20 3Q20 4Q20 1Q21 2,069 2,760 2,822 3,343 3,737 3.7% 4.8% 5.1% 6.1% 6.8% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 1Q20 2Q20 3Q20 4Q20 1Q21 Criticized Balances Criticized Ratio 0.75% 0.55% 0.50% 0.67% 0.39% 1Q20 2Q20 3Q20 4Q20 1Q21 NPLs SBNA: ASSET QUALITY 1 Criticized = loans that are categorized as special mention, substandard, doubtful, or loss 2 Delinquency = accruing loans 30-89 days past due (“DPD”) plus accruing loans 90+ DPD 3 See page 37 for non-GAAP measurement reconciliation of Texas Ratio DELINQUENCY2 TEXAS RATIO3 CRITICIZED BALANCES1

30 $5.7 $5.9 $6.1 $6.0 $6.2 0.0% 0.5% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 1Q20 2Q20 3Q20 4Q20 1Q21 $8.4 $8.4 $8.2 $7.9 $7.7 0.2% 0.7% 0.8% 1.2% 1.3% 0.0% 0.0% 0.0% 0.1% 0.1% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 1Q20 2Q20 3Q20 4Q20 1Q21 $7.8 $7.6 $7.2 $6.9 $6.4 0.7% 0.8% 0.8% 1.1% 1.5% (-0.2%) (-0.2%) (-0.2%) 0.0% 0.0% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 1Q20 2Q20 3Q20 4Q20 1Q21 $4.5 $4.4 $4.2 $4.0 $3.9 2.0% 2.2% 2.1% 2.1% 2.2% (0.1%) (0.1%) 0.1% 0.0% 0.0% (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $3.0 $3.2 $3.4 $3.6 $3.8 $4.0 $4.2 $4.4 $4.6 1Q20 2Q20 3Q20 4Q20 1Q21 SBNA: ASSET QUALITY (CONTINUED) 1 * CRE is comprised of the commercial real estate and continuing care retirement communities business segments (SREC segment included.in separate graph) Dollars in billions MORTGAGES CRE1 SANTANDER REAL ESTATE CAPITAL (“SREC”) HOME EQUITY Outstandings* NPLs to Total Loans Net Charge-Offs

31 $1.3 $1.2 $1.1 $1.1 $1.2 1.6% 1.7% 1.5% 1.2% 1.0% 5.5% 5.6% 5.4% 5.3% 4.6% (-3.0%) (-1.0%) 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% - $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 1Q20 2Q20 3Q20 4Q20 1Q21 $15.0 $14.6 $14.1 $14.4 $14.0 0.9% 0.8% 0.9% 1.1% 1.3% 0.7% 0.7% 0.7% 0.8% 0.6% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% - $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 1Q20 2Q20 3Q20 4Q20 1Q21 $6.0 $7.4 $6.5 $6.4 $6.3 0.3% 0.1% 0.1% 0.1% 0.1% 0.4% 0.6% 0.3% 0.1% 0.2% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% - $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 1Q20 2Q20 3Q20 4Q20 1Q21 $6.7 $7.6 $7.9 $8.5 $9.4 0.5% 0.6% 0.6% 0.6% 0.5% 0.9% 1.0% 0.9% 0.8% 0.6% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% - $2.0 $4.0 $6.0 $8.0 $10.0 1Q20 2Q20 3Q20 4Q20 1Q21 SBNA: ASSET QUALITY (CONTINUED) 1 2 3 * Commercial Banking = Equipment Finance & Leasing, Commercial Equipment Vehicle Finance-Strategic, Financial Institutions Coverage, International Trade Banking, Middle Market, Asset Based .Lending, Institutional-NonProfit, Government Banking, Life Sciences & Technology, Professional & Business Services, Energy Finance, Mortgage Warehouse, Other Non-Core Commercial, Chrysler .Auto Finance, .Footprint Dealer Floorplan and Commercial Banking Not Classified Elsewhere and all other Commercial Business segments. Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & Retail run-off Indirect Auto = Origination program assets through SC, full roll-out in Q2’18 Dollars in billions COMMERCIAL BANKING1 OTHER CONSUMER2 INDIRECT AUTO3 CIB Outstandings* NPLs to Total Loans Net Charge-Offs

32 16.8% 16.4% 16.6% 16.9% 17.4% 1Q20 2Q20 3Q20 4Q20 1Q21 15.7% 15.2% 15.4% 15.7% 16.1% 1Q20 2Q20 3Q20 4Q20 1Q21 12.6% 11.7% 12.1% 12.1% 12.1% 1Q20 2Q20 3Q20 4Q20 1Q21 15.7% 15.2% 15.4% 15.7% 16.1% 1Q20 2Q20 3Q20 4Q20 1Q21 SBNA: CAPITAL RATIOS CET1 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO TIER 1 LEVERAGE RATIO * Capital ratios through March 31, 2020 calculated under the U.S. Basel III framework on a transitional basis. Capital ratios starting in the first quarter of 2020 calculated .under Current Expected Credit Losses (“CECL”) transition provisions permitted by the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act.

33 SC AUTO MONTHLY ORIGINATIONS 1 Approximate FICOs $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY 9% 68% 126% '19 v '21 YoY 33% 104%228% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY -6% -6% 41% '19 v '21 YoY -12% -18% 24% $0 $100 $200 $300 $400 $500 $600 $700 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY -8% -12% 47% '19 v '21 YoY 5% 2% 20% $0 $200 $400 $600 $800 $1,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY 5% 3% 52% '19 v '21 YoY 1% -11% 26% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Core Retail Auto ($ in Millions) Chrysler Capital Lease ($ in Millions) Chrysler Capital Loans, <6401 ($ in Millions) Chrysler Capital Loans, ≥6401 ($ in Millions) 2019 2020 2021

34 SC AUTO LOSS & RECOVERY RATIOS (ANNUALIZED) -3.0 0.0 3.0 6.0 9.0 12.0 15.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 11.3 8.7 5.8 6.1 6.1 7.0 8.0 7.5 8.6 8.6 7.3 8.7 2020 9.3 7.3 6.6 8.7 6.4 3.1 1.2 -1.4 1.9 2.1 3.7 4.8 2021 4.2 3.5 1.2 -3.0% 0. % 3.0% 6.0% 9.0% 12.0% 15.0% 0.0 25.0 50.0 75.0 100.0 125.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 49.0 54.6 66.1 62.5 62.4 56.0 55.2 59.2 53.2 52.9 57.5 46.2 2020 46.0 53.0 52.1 32.1 49.1 62.1 81.7 126.1 76.4 78.2 60.5 54.8 2021 58.9 63.1 86.8 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 22.3 19.1 17.0 16.1 16.1 15.8 17.9 18.4 18.5 18.3 17.1 16.1 2020 17.2 15.6 13.7 12.9 12.6 8.1 6.7 5.5 7.9 9.5 9.5 10.7 2021 10.3 9.4 9.4 Gross Charge-off Ratio (%) Recovery Rates (% of Gross Loss) Net Charge-off Ratio (%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 0.0% 25.0% 50.0% 75.0% 10 .0% 125.0% 2019 2020 2021

35 ($ in Millions) 1Q20 2Q20 3Q20 4Q20 1Q21 SBNA pre-tax pre-provision income Pre-tax income, as reported (121)$ (1,953)$ 81$ 40$ 194$ (Release of)/provision for credit losses 255 266 68 46 (60) Pre-tax pre-provision Income 134$ (1,687) 149 86 134 CET1 to risk-weighted assets CET1 capital 10,173$ 10,168$ 10,219$ 10,267$ 10,394$ Risk-weighted assets 64,971 67,065 66,507 65,520 64,521 Ratio 15.7% 15.2% 15.4% 15.7% 16.1% Tier 1 leverage Tier 1 capital 10,173$ 10,168$ 10,219$ 10,267$ 10,394$ Avg total assets, leverage capital purposes 80,825 86,547 84,264 84,620 85,690 Ratio 12.6% 11.7% 12.1% 12.1% 12.1% Tier 1 risk-based Tier 1 capital 10,173$ 10,168$ 10,219$ 10,267$ 10,394$ Risk-weighted assets 64,971 67,065 66,507 65,520 64,521 Ratio 15.7% 15.2% 15.4% 15.7% 16.1% Total risk-based Risk-based capital 10,930$ 11,005$ 11,050$ 11,085$ 11,199$ Risk-weighted assets 64,971 67,065 66,507 65,520 64,521 Ratio 16.8% 16.4% 16.6% 16.9% 17.4% i i l SBNA: NON-GAAP RECONCILIATIONS

36 SBNA Texas Ratio ($ in Millions) Total equity Goodwill and other intangibles Allowance for loan losses Total equity and loss allowances for Texas Ratio Nonperforming assets 90+ DPD accruing Accruing troubled debt restructurings Total nonperforming assets Texas ratio RECONCILIATIONS (cont.) SBNA: NON-GAAP RECONCILIATIONS (cont.) 1Q20 2Q20 3Q20 4Q20 1Q21 E 14,014$ 12,306$ 12,307$ 12,280$ 12,222$ (3,637) (1,788) (1,789) (1,787) (1,784) 999 1,249 1,244 1,226 1,153 ti 11,376$ 11,767$ 11,762$ 11,719$ 11,591$ 384$ 453$ 424$ 502$ 537$ 6 6 5 3 3 i 112 132 178 198 247 502$ 591$ 607$ 703$ 787$ 4.4% 5.0% 5.2% 6.0% 6.8%

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